UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 26, 2006

ISONICS CORPORATION

(Exact name of registrant as specified in its charter)

California	001-12531	77-0338561
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including

Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 26, 2006, the NASDAQ Stock Market, LLC filed a Form 25 providing notice that Isonics Corporation’s Class B Common Stock Warrants and its Class C Common Stock Warrants were delisted from the NASDAQ Stock Market, LLC.  Previously they were trading on the NASDAQ Capital Market under the symbols ISON-L and ISON-Z.

Both the Class B Common Stock Warrants and the Class C Common Stock Warrants expire, unless exercised, on December 29, 2006.  The exercise prices for both warrants are well in excess of the current market price for Isonics common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 28th day of December 2006.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer